                                                                    EXHIBIT 10.3


                     SECOND AMENDED AND RESTATED ZLAND, INC.

                                 1997 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

         Unless otherwise defined herein, the terms defined in the Amended and Restated ZLand, Inc. 1997 Stock Plan (the "Plan") shall have the same defined meanings in this Notice of Grant.

         Name of Employee                   (ADDRESS)
                                            (ADDRESS)

         You have been granted the right to purchase Common Stock of the Company, subject to the Company's repurchase option and your continuing to be a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

         Grant Number
                                             ------------------------
         Date of Grant
                                             ------------------------
         Exercise Price Per Share
                                             ------------------------
         Total Number of Shares Subject
         to This Stock Purchase Right
                                             ------------------------
         Total Exercise Price
                                             ------------------------
         Expiration Date:
                                             ------------------------

         YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Plan and the Restricted Stock Purchase Agreement attached hereto as Exhibit A-1, each of which is hereby incorporated herein by reference. You further agree to execute the Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE                                      ZLAND.COM, INC.

-----------------------------------          -----------------------------------
Signature
                                             By:  Joan Nagelkirk
                                                  ------------------------------

                                             Its: Chief Financial Officer
-----------------------------------               ------------------------------
Print Name

Notice of Grant of
Stock Purchase Right

                                   EXHIBIT A-1
                                   -----------

                     SECOND AMENDED AND RESTATED ZLAND, INC.

                                 1997 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

         THIS AGREEMENT is made as of _______________, _____, at Aliso Viejo, California, between ZLand.com, Inc., a Delaware corporation (the "Company"), and _______________________ (the "Purchaser").

         WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is a Service Provider of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser stock purchase rights subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

         THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per share purchase price and as otherwise described in the Notice of Grant.

         2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company of cash or a check at the time of execution of this Agreement.

         3. Option to Repurchase Shares. In the event of a Termination the Company shall, upon the date of such Termination, have an exclusive, irrevocable option (the "Repurchase Option") for a period of ninety (90) days from such date to repurchase from the Purchaser, at a purchase price determined as hereinafter set forth (the "Share Repurchase Price"), all or any portion of the Shares held by the Purchaser as of such date. The Repurchase Option shall be exercised by the Company by written notice to Purchaser or his executor and, at the Company's option, (i) by delivery to the Purchaser or his executor, with such notice, of a check in the amount of the Share Repurchase Price, or (ii) in the event the Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the Share Repurchase Price for the Shares being repurchased or, (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such Share Repurchase Price. Upon delivery of such notice and payment of the Share Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being


Exhibit A-1                            2
Restricted Stock Purchase Agreement
repurchased by the Company, without further action by the Purchaser.

         The Share Repurchase Price shall be, in the case of Shares held by a Purchase who is an Employee and who has not received a satisfactory sign off on their ZLand 90 Day Review, the original price paid by the Purchaser, and in the case of Shares held by any other Purchaser, the Fair Market Value of the Shares as of the date of Termination as determined by the Administrator in the exercise of its sole discretion. The Company shall notify the Purchaser of the price so determined at the time it exercises its Repurchase Option. If a Purchaser who is entitled to receive the Fair Market Value disputes the price as set by the Administrator, he or she shall do so by delivery of written notice to the Company within ten (10) days after being informed of the price. Within thirty
(30) days following receipt of such notice, the Administrator shall designate an independent third party appraiser to determine the Fair Market Value of the Shares, which determination shall be made as promptly as practicable and shall be conclusive and binding upon the parties. All costs incurred in connection with the hiring of such appraiser shall be borne equally by the parties. If the Administrator is not notified of any such dispute within such ten (10) day period, the determination of the Administrator as to the Post Release Share Repurchase Price shall be final. Any time required to resolve a dispute shall be added to the ninety (90) day period in which the Company may exercise its Post Release Repurchase Option.

         4. Termination of Repurchase Options. The Company's Repurchase Options shall both terminate immediately as to all Shares upon the occurrence of the first to occur of the following events:

                  (1) the acquisition of the Company by another entity by means of the merger or consolidation of the Company with or into another corporation in which the stockholders of the Company own less than 50% of the voting securities of the surviving entity,

                  (2) the sale of all or substantially all of the assets of the Company, or

                  (3) the date of the first sale of Common Stock of the Company to the general public pursuant to an underwritten application or registration filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") or upon a "designated offshore securities market" as defined in Rule 902(b) of Regulation S.

         5. Restriction on Transfer. Except for transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.


Exhibit A-1                            3
Restricted Stock Purchase Agreement

         6. Legends.

                  (1) Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  (2) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (3) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or
         (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         7. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.


Exhibit A-1                            4
Restricted Stock Purchase Agreement

         8. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase. The form for making this election is attached as Exhibit A-5 to the Agreement.

                  THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         9. General Provisions.

                  (1) This Agreement shall be governed by the laws of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

                  (2) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the United States mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

                  (3) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                  (4) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor


Exhibit A-1                            5
Restricted Stock Purchase Agreement
         prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                  (5) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                  (6) THE PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By the Purchaser's signature below, the Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. The Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. The Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. The Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER                                  ZLAND.COM, INC.


-------------------------------------      -------------------------------------
Signature
                                           By:      Joan Nagelkirk
                                           -------------------------------------

                                           Its:     Chief Financial Officer
-------------------------------------      -------------------------------------
Print Name

Residential Address:                       Address:
                                           27081 Aliso Creek Road
                                           Aliso Viejo, CA 92656


Exhibit A-1                            6
Restricted Stock Purchase Agreement

                                   EXHIBIT A-2
                                   -----------

                                CONSENT OF SPOUSE


         I, ________, spouse of ________, have read and approve the foregoing Agreement. In consideration of the granting of the right to my spouse to purchase shares of ZLand.com, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _____________________________, ______



                                        ----------------------------------------


Exhibit A-2                            7
Consent of Spouse

                                   EXHIBIT A-3
                                   -----------

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:                              TAXPAYER:              SPOUSE:

         ADDRESS:

         IDENTIFICATION NO.:                TAXPAYER:              SPOUSE:

         TAXABLE YEAR: ______

2. The property with respect to which the election is made is described as follows: _____ shares (the "Shares") of the Common Stock of ZLand, Inc. (the "Company").

3.       The date on which the property was transferred is:
         ____________________, ____.

4.       The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

6.       The amount (if any) paid for such property is:

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ______________, ____                       ______________________________
                                                                      , Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ______________, ____                       ______________________________
                                                        Spouse of Taxpayer



Exhibit A-3                             8

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:   ______________________________

COMPANY:     ZLAND.COM, INC.

SECURITY:    COMMON STOCK

AMOUNT:      _____________________

DATE:        _____________________


         In connection with the purchase of the above-referenced securities (the "Securities"), the undersigned Purchaser makes the following representations to the Company:

         (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring the Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (b) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

         (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a nonpublic offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the


Exhibit B                              9
time of the grant of the Option to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), ninety (90) days thereafter (or such longer period as any market standoff agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

         If the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a nonaffiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

         (d) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of Purchaser:



                                        ________________________________________

                                        Date:______________________


Exhibit B                              10